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                                                                  EXHIBIT 10.4.2


                                                     (FLORIDA)

                   SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF
                           RENTS & SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENTS & SECURITY AGREEMENT, dated as of June 29, 2001, is made between DAY INTERNATIONAL, INC., a Delaware corporation ("Mortgagor"), whose address is c/o Day International Group, Inc., 130 West Second Street, Dayton, OH 45402, and BANK ONE, NA, a national banking association ("Bank One"), whose address is 40 North Main Street, Dayton, OH 45402, assignee of SOCIETE GENERALE, resigning Administrative Agent, and successor Administrative Agent (in such capacity, "Mortgagee") for several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999, (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"). References to this Mortgage shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. References to this "Amendment" shall mean this instrument. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.


                                    RECITALS

     A. Mortgagor has executed that certain Mortgage, Assignment of Rent and Security Agreement to Mortgagee dated as of January 16, 1998, recorded in the Seminole County Recorder's Office in Mortgage Book 3358, Page 911 on January 21, 1998 (the "Mortgage").

     B. Mortgagor and Societe Generale, formerly Administrative Agent and Mortgagee, agreed to modify the Mortgage by executing that First Amendment to Mortgage, Assignment of Rents & Security Agreement dated as of October 19, 1999 (the "First Amendment"), recorded in the Seminole County


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Recorder's Office in Mortgage Book 3748, Page 1382 on November 1, 1999. Said
First Amendment contained incorrect reference to recording information for the original Mortgage, referring instead to a Mortgage recorded in St. Joseph County, Michigan.

     C. Mortgagor and Mortgagee have agreed to further modify the Mortgage as provided herein in accordance with the terms of that Agency Assignment Agreement dated June 29, 2001 entered into by and among Day International Group, Inc., Societe Generale as the resigning Administrative Agent and Bank One, NA, in its capacity as successor Administrative Agent.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein, the parties, intending to be legally bound, hereby agree as follows:

     1. Amendment to Mortgage. The Mortgage is hereby amended to reflect the resignation of Societe Generale as Administrative Agent and its replacement in such capacity by Bank One, NA as successor Administrative Agent under Credit Agreement, as amended, and pursuant to the terms of the Agency Assignment Agreement dated as of June 29, 2001 as follows:

          a. The introductory paragraph to the Mortgage is hereby amended by deleting "SOCIETE GENERALE, whose address is 1221 Avenue of the Americas, New York, New York 10020" and substituting "BANK ONE, NA, whose address is [611 Woodward Avenue, Detroit, MI 48226]" in place thereof.

          b. All references to Mortgagee in the Mortgage are henceforth deemed to be references to Bank One, NA.

     2. Correction to Recording Information in First Amendment. The recording information for the original Mortgage, Assignment of Rents and Security Agreement shall be that which is referenced in Paragraph A of the Recitals contained herein.

     3. Ratification. Except as set forth herein, the Mortgage remains unmodified and in full force and effect.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                [Space intended]


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     This Amendment has been duly executed by the undersigned on the date first above written.


                                        DAY INTERNATIONAL, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        Attest:

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


ATTEST:

Signed, sealed and delivered in our presence:


---------------------------------------
Print Name:


---------------------------------------
Print Name:


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                                        BANK ONE, NA


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        Attest:

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


ATTEST:

Signed, sealed and delivered in our presence:


---------------------------------------
Print Name:


---------------------------------------
Print Name:


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STATE OF OHIO         )
                      : SS
COUNTY OF MONTGOMERY  )

     This instrument was acknowledged before me this _______ day of ___________, 2001 by _________________, the _______________ of DAY INTERNATIONAL, INC., on
behalf of the corporation..


                                        ----------------------------------------

                                        Notary Public for ______________________

                                        My commission expires __________________


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STATE OF ____________ )
                      ): SS
COUNTY OF ___________ )


     THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of ______________, 2001 by _____________________, the _______________ of BANK ONE,
NA, a national banking association, as Agent, on behalf of said association.


--------------------------------------

Notary Public for _____________ County

My Commission expires ________________